UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CF FINANCE ACQUISITION CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CF FINANCE ACQUISITION CORP. II

110 East 59th Street

New York, NY 10022

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF

STOCKHOLDERS TO BE HELD ON MARCH 5, 2021

The following information is being provided by CF Finance Acquisition Corp. II (the “Company”) to its stockholders in connection with the Company’s Special Meeting of Stockholders to be held on March 5, 2021 (the “Special Meeting”). In connection with the Special Meeting, the Company filed its Definitive Proxy Statement (the “Definitive Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on February 16, 2021 and furnished the Definitive Proxy Statement to its stockholders on or about the same day.

This supplement to the Definitive Proxy Statement (this “Supplement”) is being filed to clarify that, under the Nasdaq Proposal included in the Definitive Proxy Statement, stockholders of the Company are being asked to vote on the issuance of up to 47,777,778 shares of CF II Class A Common Stock in connection with the PIPE Investment related to the Business Combination in addition to the issuance of up to 151,438,635 shares of CF II Class A Common Stock to holders of View’s securities pursuant to the terms of the Merger Agreement. The foregoing change to the Nasdaq Proposal is being made for the purpose of complying with Nasdaq Listing Rule 5635(a) based on interpretive guidance of the Nasdaq with respect to such rule.

The revised proxy card reflecting the foregoing change is being filed as Annex L hereto and is being made available to the Company’s stockholders as of the Record Date on or about February 23, 2021.

Capitalized terms used in this Supplement and not otherwise defined in the Supplement have the meaning given to them in the Definitive Proxy Statement. This Supplement speaks as of the date of the Definitive Proxy Statement as originally filed and is being filed with the SEC on February 23, 2021 and made available to the Company’s stockholders on or about the same day. The information contained herein supplements and should be read in conjunction with the Definitive Proxy Statement.

ANNEX L

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CF FINANCE ACQUISITION CORP. II

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 4, 2021.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/cffinanceacquisitioncorpii/2021

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD
FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
CF FINANCE ACQUISITION CORP. II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Howard W. Lutnick and Alice Chan (each, a "Proxy") as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote at the special meeting of stockholders of CF Finance Acquisition Corp. II ("CF II") to be held on March 5, 2021 at 10 a.m., Eastern Standard Time via live webcast at **https://www.cstproxy.com/cffinanceacquisitioncorpii/2021**, and at any adjournments and/or postponements thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy's discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7 AND 8. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed, on the reverse side)

Important Notice Regarding the Availability of Proxy Material for the Special Meeting of Stockholders to be held on March 5, 2021 at 10 a.m., Eastern Time are available at: https://www.cstproxy.com/cffinanceacquisitioncorpii/2021

PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7 AND 8.

Please mark your votes like this **X**

1. Proposal No. 1 — The Pre-Merger Charter Amendment Proposal — To approve an amendment of the current amended and restated certificate of incorporation (the "Existing Charter") of CF Finance Acquisition Corp. II ("CF II") to increase the number of authorized shares of Class A common stock of CF II, par value $0.0001 per share ("CF II Class A Common Stock") from 100,000,000 to 400,000,000 shares for the purposes of carrying out the Business Combination (as defined below).

FOR ☐ AGAINST ☐ ABSTAIN ☐

2. Proposal No. 2 — The Business Combination Proposal — To approve and adopt the Agreement and Plan of Merger, dated November 30, 2020 (as the terms and conditions therein may be amended, modified or waived from time to time, the "Merger Agreement"), by and among CF II, PVMS Merger Sub, Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of CF II ("Merger Sub"), and View, Inc., a Delaware corporation ("View"), and approve the transactions contemplated thereby, including the merger of Merger Sub with and into View, with View continuing as the surviving corporation and as a wholly-owned subsidiary of CF II (the "Business Combination").

FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Proposal No. 3 — The Director Election Proposal — To consider and vote upon a proposal to elect seven directors to serve on the Combined Entity Board (as defined below) until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

☐ Rao Mulpuri
☐ Tom Cheung
☐ Nigel Gormly
☐ Harold Hughes
☐ Tom Leppert
☐ Toby Cosgrove
☐ Lisa Picard

Vote FOR all nominees ☐ Vote WITHHOLD from all nominees ☐ Vote FOR all nominees except* ☐

*** Instruction: To withhold authority to vote for any individual nominee, mark the "For all Except" box above and write that nominee's name on the line provided below.**

____

4. Proposal No. 4 — The Nasdaq Proposal — To approve, for purposes of complying with the Nasdaq Stock Market Listing Rule 5635 (the "Nasdaq Listing Rule"), the issuance of shares of CF II Class A Common Stock pursuant to the Merger Agreement and in connection with the related private placement.

FOR ☐ AGAINST ☐ ABSTAIN ☐

5. Proposal No. 5 — The Post-Merger CharterAmendment Proposals — To consider and vote upon separate proposals to approve the following material differences between the proposed amended and restated certificate of incorporation (the "Amended Charter") of CF II upon the consummation of the Business Combination (the "Combined Entity") that will be in effect upon the closing of the Merger and the Existing Charter:

i. Post-Merger Charter Amendment Proposal A – The Combined Entity will have 601,000,000 shares of authorized capital stock, which will consist of (i) 600,000,000 shares of Class A Common Stock, par value $0.0001 per share ("Combined Entity Class A Common Stock") and (ii) 1,000,000 shares of preferred stock, as opposed to CF II having 121,000,000 shares of authorized capital stock, which consists of (i) 100,000,000 shares of Combined Entity Class A Common Stock and (ii) 20,000,000 shares of Class B Common Stock, par value $0.0001 per share and (iii) 1,000,000 shares of preferred stock (without taking into account the Pre-Merger Charter Amendment);

FOR ☐ AGAINST ☐ ABSTAIN ☐

ii. Post-Merger Charter Amendment Proposal B – The Combined Entity will amend its name to "View, Inc." from "CF Finance Acquisition Corp. II";

FOR ☐ AGAINST ☐ ABSTAIN ☐

iii. Post-Merger Charter Amendment Proposal C – The Amended Charter will expressly state that no holder of common stock of the Combined Entity shall be entitled to preemptive or subscription rights, as opposed to the Existing Charter being silent on such matter;

FOR ☐ AGAINST ☐ ABSTAIN ☐

iv. Post-Merger Charter Amendment Proposal D – The Amended Charter will expressly state that, subject to the requirements of applicable law, (i) the Combined Entity shall have the power to issue and sell all or any part of any shares of any class of stock authorized to such persons, and for such consideration, as the board of directors of the Combined Entity (the "Combined Entity Board") shall from time to time, in its discretion, determine and (ii) the Combined Entity shall have the power to purchase any shares of any class of stock authorized from such persons, and for such consideration, as the Combined Entity Board shall from time to time, in its discretion, determine, as opposed to the Existing Charter being silent on such matter;

FOR ☐ AGAINST ☐ ABSTAIN ☐

v. Post-Merger Charter Amendment Proposal E – The Combined Entity Board will consist of no less than one and no more than eleven directors, as opposed to the Existing Charter having no express requirements or limitations on the number of directors;

FOR ☐ AGAINST ☐ ABSTAIN ☐

vi. Post-Merger Charter Amendment Proposal F – The Amended Charter will require the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding capital stock of the Combined Entity in order to amend certain provisions of the Amended Charter, as opposed to the Existing Charter requiring amendments to the Existing Charter be conducted in accordance with the DGCL;

FOR ☐ AGAINST ☐ ABSTAIN ☐

vii. Post-Merger Charter Amendment Proposal G – The Amended Charter will require the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding capital stock of the Combined Entity for stockholders of the Combined Entity to adopt, amend, alter or repeal the bylaws of the Combined Entity, as opposed to the Existing Charter requiring the affirmative vote of the holders of at least a majority of the voting power of the outstanding capital stock of CF II for stockholders of the CF II to adopt, amend, alter or repeal the bylaws of CF II; and

FOR ☐ AGAINST ☐ ABSTAIN ☐

viii. Post-Merger Charter Amendment Proposal H – The Amended Charter will eliminate various provisions applicable only to blank check companies.

FOR ☐ AGAINST ☐ ABSTAIN ☐

6. Proposal No. 6 — The 2021 Equity Incentive Plan Proposal — To approve and adopt the 2021 Equity Incentive Plan of the Combined Entity.

FOR ☐ AGAINST ☐ ABSTAIN ☐

7. Proposal No. 7 — The CEO Incentive Plan Proposal — To approve and adopt the 2021 Chief Executive Officer Incentive Plan of the Combined Entity.

FOR ☐ AGAINST ☐ ABSTAIN ☐

8. Proposal No. 8 — The Adjournment Proposal — To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Pre-Merger Charter Amendment Proposal, the Business Combination Proposal, the Director Election Proposal, the Nasdaq Proposal, the Post-Merger Charter Amendment Proposals, the 2021 Equity Incentive Plan Proposal or the CEO Incentive Plan Proposal.

FOR ☐ AGAINST ☐ ABSTAIN ☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

CONTROL NUMBER

☐

Signature____________________ Signature, if held jointly____________________ Date__________, 2021

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If stockholder is a partnership, sign in partnership name by an authorized person, giving full title as such.